[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) MONEY
                         MARKET FUND

                         MFS(R) GOVERNMENT
                         MONEY MARKET FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 19)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 16
Trustees and Officers ..................................................... 21
       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Allesandro]
     Jean O. Alessandro

Dear Shareholders,
During the past six months, short-term interest rates have been quite volatile. The seven-day annualized yield on an investment in MFS(R) MONEY MARKET FUND for the period ended February 29, 2000, was 5.35%, versus 4.70% for the same period ended August 31, 1999. MFS(R) GOVERNMENT MONEY MARKET FUND'S seven-day yield was 5.06%, compared to 4.51% six months ago. For the six months ended February 29, 2000, MFS(R) MONEY MARKET FUND provided a total return of 2.57%, compared to 2.44% for the average money market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. MFS GOVERNMENT MONEY MARKET FUND'S six-month total return for the period ended February 29, 2000, was 2.34%, versus 2.41% for the average U.S. government money market fund tracked by Lipper Inc. However, past performance is no guarantee of future results.

The U.S. economy continues to grow rapidly, and we are seeing evidence of an accelerating recovery overseas. Despite encouraging productivity growth in the United States keeping consumer prices in check, persistently strong economic growth we feel has resulted in heightened concerns about inflation. In response, the Federal Reserve Board (the Fed) has increased the overnight interbank lending rate -- the federal funds rate -- two times since August 1999, resulting in an overall increase from 5.25% to 5.75%. As a result, yields on 90-day commercial paper and government agencies have increased approximately 60 basis points (0.60%).

While the market has priced in some expectation of future rate hikes, we expect short-term interest rates to move higher given the Fed's bias to continue to raise rates over the next few months. In order to lower the Funds' sensitivity toward interest-rate swings, we have reduced the average maturities for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND to 28 and 23 days, respectively, versus 47 and 40 days, respectively, at the beginning of the period. In light of our belief that the strong global economic environment and inflation fears may persist in the near term, we will target an average maturity near the low end of the Funds' range of 30 to 35 days.

The portfolio of MFS MONEY MARKET FUND is limited to only the highest-quality commercial paper, repurchase agreements, and U.S. Treasury and government-agency securities in order to provide investors with maximum security against credit risk. On February 29, 2000, approximately 39% of the Fund's net assets were invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, with a majority of the assets invested in top-tier commercial paper. MFS GOVERNMENT MONEY MARKET FUND goes one step further, investing nearly 100% of its assets in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. With our emphasis on quality for both Funds, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

    Respectfully,

/s/ Jean O. Alessandro

   Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME AS IS
                       CONSIDERED CONSISTENT WITH THE PRESERVATION OF CAPITAL
                       AND LIQUIDITY.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MFS MONEY MARKET FUND -- DECEMBER 19, 1975
                       MFS GOVERNMENT MONEY MARKET FUND -- FEBRUARY 26, 1982

SIZE:                  MFS MONEY MARKET FUND -- $954.6 MILLION NET ASSETS AS OF
                       FEBRUARY 29, 2000

                       MFS GOVERNMENT MONEY MARKET FUND -- $53.3 MILLION NET ASSETS AS OF FEBRUARY 29, 2000

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. SEE THE PROSPECTUS FOR DETAILS.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

MFS Money Market Fund
Commercial Paper - 95.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
  American Express Credit Corp., due 3/22/00                        $  15,000          $    14,949,513
  American General Corp., due 5/02/00                                   9,000                8,908,860
  Archer Daniels Midland Co., due 3/21/00 - 4/03/00                    35,000               34,832,570
  Associates Corp. of North America, due 3/01/00                       55,000               55,000,000
  AT&T Corp., due 3/09/00                                              10,000                9,987,378
  Banc One Corp., due 3/01/00                                          11,800               11,800,000
  BankAmerica Corp., due 5/22/00 - 6/07/00                             30,400               29,949,674
  Bell Atlantic Financial Services, due 4/12/00                        10,000                9,931,983
  Bell Atlantic Network Funding, due 3/28/00                            8,900                8,861,552
  Bellsouth Telecommunications, Inc.,
    due 3/08/00 - 4/04/00                                              34,400               34,319,433
  Caterpillar Financial Services NV, due 5/11/00                       15,000               14,826,050
  Corporacion de Fomento Andina (Barclays Bank PLC),
    due 3/06/00                                                        12,000               11,990,333
  DaimlerChrysler, N.A. Holdings, due 3/13/00 - 5/18/00                20,000               19,851,750
  Deutsche Bank, due 3/24/00 - 3/30/00                                 29,100               28,973,479
  Dow Chemical Co., due 3/01/00                                        50,000               50,000,000
  Du Pont (E.I.) de Nemours & Co., Inc.,
    due 3/08/00 - 6/02/00                                              35,000               34,755,108
  Duke Energy Corp., due 4/26/00                                       10,000                9,909,622
  ED&F Manitoba Finance, Inc. (Rabobank), due 3/15/00                  10,000                9,977,444
  Formosa Plastics (ABN Amro Bank), due 4/19/00                        10,000                9,919,694
  General Electric Capital Corp., due 3/03/00 - 3/07/00                30,000               29,979,056
  General Mills Inc., due 3/06/00                                       1,650                1,648,682
  General Motors Acceptance Corp., due 3/01/00                         55,000               55,000,000
  Goldman Sachs Group LP, due 4/04/00 - 4/20/00                        30,000               29,795,458
  GTE Funding, Inc., due 3/02/00 - 3/21/00                             33,600               33,546,397
  Ing America Insurance Holdings, due 4/06/00 - 5/15/00                39,000               38,631,167
  McGraw Hill, Inc., due 3/28/00                                        8,000                7,965,500
  Merck & Co., Inc., due 3/10/00                                       15,000               14,978,438
  Merrill Lynch & Co., Inc., due 5/23/00 - 5/24/00                     25,000               24,655,731
  Metropolitan Life Funding, Inc., due 3/01/00 - 3/16/00               35,000               34,971,233
  Michelin North America, Inc., due 3/24/00                            10,000                9,962,944
  Minnesota Mining & Manufacturing Co., due 3/20/00                    11,000               10,966,618
  Morgan (J.P.) & Co., Inc., due 3/02/00                                9,000                8,998,543
  Morgan Stanley Dean Witter, due 3/22/00 - 4/13/00                    30,000               29,843,979
  Motorola, Inc., due 4/06/00 - 4/28/00                                30,200               29,971,011
  National Rural Utilities Cooperative Finance Corp.,
    due 3/17/00                                                        12,000               11,968,640
  Pemex Capital, Series B (Barclays Bank PLC),
    due 3/07/00 - 3/23/00                                              20,100               20,054,186
  Pitney Bowes Credit Corp., due 3/14/00                               15,000               14,968,963
  Riverwoods Funding Corp., due 4/14/00 - 5/08/00                      20,282               20,095,524
  Salomon Smith Barney Holdings, Inc., due 3/02/00 - 5/16/00           32,000               31,785,121
  Sara Lee Corp., due 3/06/00                                          10,000                9,991,972
  Southern California Edison Co., due 3/21/00 - 4/17/00                28,000               27,847,764
  UBS AG (Stamford, CT), due 12/06/00                                   5,000                4,997,134
--------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                              $   911,368,504
--------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 17.6%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 3/31/00                  $  25,000          $    24,880,834
  Federal Farm Credit Bank, due 3/07/00                                11,000               10,989,367
  Federal Home Loan Mortgage Corp., due 3/01/00                       121,900              121,900,000
  Federal National Mortgage Assn., due 5/18/00                         10,300               10,174,580
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
Amortized Cost                                                                         $   167,944,781
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 20.9%
--------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 2/29/00, due 3/1/00, total to be
    received $200,031,944 (secured by various U.S. Treasury
    and Agency obligations in a jointly traded account),
    at Cost                                                          $200,000          $   200,000,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                         $ 1,279,313,285
Other Assets, Less Liabilities - (34.0%)                                                  (324,665,507)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $   954,647,778
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

MFS Government Money Market Fund

U.S. Government and Agency Obligations - 93.6%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 3/01/00                      $  1,600       $     1,600,000
  Federal Farm Credit Bank, due 3/06/00 - 5/15/00                          5,300             5,272,567
  Federal Home Loan Bank, due 3/01/00 - 4/24/00                           14,336            14,293,337
  Federal Home Loan Mortgage, due 3/07/00 - 5/11/00                       12,600            12,542,663
  Federal National Mortgage Assn., due 3/09/00 - 5/25/00                  12,300            12,207,364
  Tennessee Valley Authority, due 3/16/00                                  2,000             1,995,317
  U.S. Treasury Bills, due 4/27/00                                         2,000             1,978,187
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                        $    49,889,435
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 11.3%
--------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 2/29/00, due 3/1/00, total to be
    received $6,000,958 (secured by various U.S. Treasury
    and Federal Agency obligations), at Cost                            $  6,000       $     6,000,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                             $55,889,435
Other Assets, Less Liabilities - (4.9%)                                                     (2,595,344)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $53,294,091
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
                                                 MFS MONEY      MFS GOVERNMENT
FEBRUARY 29, 2000                              MARKET FUND   MONEY MARKET FUND
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and
    value                                   $1,079,313,285         $49,889,435
  Repurchase agreements, at cost and
    value                                      200,000,000           6,000,000
                                            --------------         -----------
      Total investments, at amortized
        cost and value                      $1,279,313,285         $55,889,435
  Cash                                               1,933              70,981
  Receivable for Fund shares sold               23,007,175             101,533
  Interest receivable                               98,879               4,752
  Other assets                                      24,085                 520
                                            --------------         -----------
      Total assets                          $1,302,445,357         $56,067,221
                                            --------------         -----------
Liabilities:
  Distributions payable                     $      562,529         $     7,617
  Payable for Fund shares reacquired           346,939,622           2,735,135
  Payable to affiliates -
    Management fee                                  18,504                 759
    Shareholder servicing agent fee                  4,510                 152
    Administrative fee                                 632                  23
  Accrued expenses and other liabilities           271,782              29,444
                                            --------------         -----------
      Total liabilities                     $  347,797,579         $ 2,773,130
                                            --------------         -----------
Net assets (represented by paid-in
  capital)                                  $  954,647,778         $53,294,091
                                            ==============         ===========
Shares of beneficial interest outstanding    954,647,778           53,294,091
                                             ===========           ==========
Net asset value, offering price, and
 redemption price per share
  (net assets / shares of beneficial
    interest outstanding)                       $1.00                 $1.00
                                                =====                 =====

See notes to financial statements.

Statements of Operations (Unaudited)
------------------------------------------------------------------------------

MFS Money Market Fund
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                           $ 32,950,010
                                                            ------------
  Expenses -
    Management fee                                          $  2,521,400
    Trustees' compensation                                        27,512
    Shareholder servicing agent fee                              581,467
    Administrative fee                                            62,942
    Custodian fee                                                177,992
    Printing                                                      26,488
    Postage                                                      102,619
    Auditing fees                                                  9,544
    Legal fees                                                       396
    Miscellaneous                                                360,791
                                                            ------------
      Total expenses                                        $  3,871,151
    Fees paid indirectly                                        (147,834)
                                                            ------------
      Net expenses                                          $  3,723,317
                                                            ------------
        Net investment income                               $ 29,226,693
                                                            ============

MFS Government Money Market Fund
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                           $  1,520,856
                                                            ------------
  Expenses -
    Management fee                                          $    137,774
    Trustees' compensation                                         4,360
    Shareholder servicing agent fee                               27,555
    Administrative fee                                             2,966
    Custodian fee                                                 13,194
    Postage                                                        4,331
    Auditing fees                                                  9,694
    Legal fees                                                       747
    Miscelleneous                                                 39,536
                                                            ------------
      Total expenses                                        $    240,157
    Fees paid indirectly                                          (9,099)
                                                            ------------
      Net expenses                                          $    231,058
                                                            ------------
        Net investment income                               $  1,289,798
                                                            ============

See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
MFS Money Market Fund
-------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED            YEAR ENDED
                                                                   FEBRUARY 29, 2000          AUGUST 31, 1999
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions
    to shareholders                                                 $     29,226,693         $     44,488,263
                                                                    ----------------         ----------------
From share (principal) transactions -

  Net proceeds from sale of shares                                    19,537,809,957           27,617,655,370
  Shares issued in reinvestment of distributions                          21,859,383               32,902,497
  Shares reacquired                                                  (19,684,990,587)         (27,641,701,422)
                                                                    ----------------         ----------------
      Net increase (decrease) in net assets from
        Fund share transactions                                     $   (125,321,247)        $      8,856,445
Net assets:
  At beginning of period                                               1,079,969,025            1,071,112,580
                                                                    ----------------         ----------------

  At end of period                                                  $    954,647,778         $  1,079,969,025
                                                                    ================         ================

MFS Government Money Market Fund
-------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED            YEAR ENDED
                                                                   FEBRUARY 29, 2000         AUGUST 31, 1999
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                                    $      1,289,798         $      2,122,589
                                                                    ----------------         ----------------
Fund share (principal) transactions -

  Net proceeds from sale of shares                                  $     84,862,311         $    163,409,640
  Shares issued in reinvestment of distributions                           1,197,355                2,010,227
  Shares reacquired                                                      (89,839,360)            (153,189,219)
                                                                    ----------------         ----------------
      Total increase (decrease) in net assets from
        Fund share transactions                                     $     (3,779,694)        $     12,230,648
Net assets:
  At beginning of period                                                  57,073,785               44,843,137
                                                                    ----------------         ----------------

  At end of period                                                  $     53,294,091         $     57,073,785
                                                                    ================         ================

See notes to financial statements.

Financial Highlights
MFS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                              SIX MONTHS ENDED         ------------------------------------------------------------------------
                             FEBRUARY 29, 2000              1999            1998            1997            1996           1995
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                 $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                        ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                 $ 0.03            $ 0.04          $ 0.05          $ 0.05          $ 0.05         $ 0.05
Less distributions declared to
  shareholders from net
  investment income                      (0.03)            (0.04)          (0.05)          (0.05)          (0.05)         (0.05)
                                        ------            ------          ------          ------          ------         ------
Net asset value - end of period         $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                        ======            ======          ======          ======          ======         ======
Total return                              2.57%++           4.54%           5.03%           4.61%           4.86%          5.04%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              0.66%+            0.69%           0.74%           0.80%           0.79%          0.76%
  Net investment income                   4.97%+            4.38%           4.88%           4.71%           4.78%          4.92%
Net assets at end of period
 (000,000 omitted)                        $955            $1,080          $1,071            $634            $644           $411

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                              SIX MONTHS ENDED         ------------------------------------------------------------------------
                             FEBRUARY 29, 2000              1999            1998            1997            1996           1995
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
 period                                 $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                        ------            ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment income                 $ 0.02            $ 0.04          $ 0.05          $ 0.05          $ 0.05         $ 0.05
Less distributions declared to
  shareholders from net
  investment income                      (0.02)            (0.04)          (0.05)          (0.05)          (0.05)         (0.05)
                                        ------            ------          ------          ------          ------         ------
Net asset value - end of period         $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                        ======            ======          ======          ======          ======         ======
Total return                              2.34%++           4.35%           4.85%           4.81%           4.73%          4.92%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              0.86%+            0.78%           0.88%           0.85%           0.89%          0.84%
  Net investment income                   5.00%+            4.26%           4.70%           4.02%           4.64%          4.82%
Net assets at end of period
  (000 omitted)                        $53,294           $57,074         $44,843         $38,387         $42,499        $38,440

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a separate, diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' month end net assets. The fees are reduced according to arrangements that measure the value of cash deposited with the custodian by the Funds. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          Next $400 million of average net assets              0.45%
          Next $300 million of average net assets              0.40%
          Average net assets in excess of $1 billion           0.35%

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of their independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $10,065 and $1,690, respectively, for the six months ended February 29, 2000.

Administrator - The Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Funds' average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $30,292,201,935 and $30,055,112,101, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregate $341,666,822 and $347,732,758, respectively.

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value).

(6) Line of Credit
The Funds and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund for the six months ended February 29, 2000, were $4,177 and $201, respectively.

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

TRUSTEES                                  SECRETARY
J. Atwood Ives - Chairman and Chief       Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)            ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                      CUSTODIAN
                                          State Street Bank and Trust Company
William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of     INVESTOR INFORMATION
Business Administration                   For information on MFS mutual funds,
                                          call your investment professional or,
Charles W. Schmidt - Private Investor     for an information kit, call toll
                                          free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive       from 9 a.m. to 5 p.m. Eastern time (or
Vice President, Director, and             leave a message anytime).
Secretary, MFS Investment Management
                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and         MFS Service Center, Inc.
Chief Executive Officer, MFS              P.O. Box 2281
Investment Management                     Boston, MA 02107-9906

Elaine R. Smith - Independent             For general information, call toll
Consultant                                free: 1-800-225-2606 any business day
                                          from 8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman, North
American Management Corp. (investment     For service to speech- or
adviser)                                  hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from 9
INVESTMENT ADVISER                        a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company  this service, your phone must be
500 Boylston Street                       equipped with a Telecommunications
Boston, MA 02116-3741                     Device for the Deaf.)

DISTRIBUTOR                               For share prices, account balances,
MFS Fund Distributors, Inc.               exchanges, or stock and bond outlooks,
500 Boylston Street                       call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                     (1-800-637-8255) anytime from a
                                          touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                        WORLD WIDE WEB
                                          www.mfs.com
PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



Independent Trustee
*MFS Investment Management

MFS(R) MONEY MARKET FUND                                        ------------
                                                                  BULK RATE
MFS(R) GOVERNMENT MONEY MARKET FUND                             U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MCM-3 4/00 65.2M 10/310/22